UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2019

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas  78759

(Address of principal executive offices)

(512) 402-8550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of CynergisTek, Inc., a Delaware corporation (the “Company”) was held at the Company’s headquarters at 11940 Jollyville, Suite 300-N, Austin, Texas, 78759, at 3:00 p.m. Central Standard Time on Tuesday, June 4, 2019 (the “2019 Annual Meeting”).

At the 2019 Annual Meeting, the Company’s stockholders voted on four proposals:  (1) the election of six directors to serve until the Company’s 2020 annual meeting of stockholders; (2) the approval, by non-binding vote, of executive compensation; (3) the recommendation, by non-binding vote, on the frequency of executive compensation votes; and (4) the ratification of the appointment of Haskell & White LLP (“Haskell & White”) to serve as independent registered public accountants for the fiscal year ending December 31, 2019.  Only stockholders of record as of April 9, 2019 (the “Record Date”) were entitled to notice of and to vote at the 2019 Annual Meeting.

(1) Election of Directors. A total of six candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  All six Nominees were nominated by the Board of Directors and, as a result, the election was uncontested and all of those six Nominees were elected to serve as directors of the Company until the Company’s 2020 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election, as well as broker non-votes.

	Votes Cast
	For	Withheld	Broker Non-Votes
John D. Abouchar	2,406,201	859,642	2,432,314
Drexel DeFord Jr	2,548,781	717,062	2,432,314
Judith Krandel	2,408,691	857,152	2,432,314
Michael McMillan	2,548,827	717,016	2,432,314
Theresa Meadows	2,551,437	714,406	2,432,314
Mark Roberson	2,548,781	717,062	2,432,314

(2) Advisory Approval Of The Company’s Executive Compensation. At the 2019 Annual Meeting, the Company’s stockholders also voted on a proposal for an advisory, non-binding vote on the compensation of the Company’s Named Executive Officers, or a “Say-on-Pay” proposal. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining:

Votes For	Votes Against	Abstentions
2,910,214	316,345	39,284

(3) Advisory Approval Of The Frequency of Say-on-Pay Votes. At the 2019 Annual Meeting, the Company’s stockholders also voted on a proposal for the frequency of an advisory, non-binding vote on executive compensation, as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended. Stockholders were entitled to vote for a frequency of Say-on-Pay votes every one, two, or three years, or could abstain from voting. The following table sets forth the respective numbers of votes cast:

One Year	Two Years	Three Years	Abstentions
2,792,778	22,339	422,576	28,150

(4) Ratification of Independent Registered Public Accountants. At the 2019 Annual Meeting, the Company’s stockholders also voted on a proposal to ratify the appointment of Haskell & White as the Company’s registered public accountants. The ratification of Haskell & White was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of Haskell & White as the Company’s independent auditors:

Votes For	Votes Against	Abstentions
5,665,283	32,565	309

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	June 6, 2019
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer